                                                                    Exhibit 4.1

                         [SPECIMEN STOCK CERTIFICATE]


              THE TRANSFERABILITY OF THESE SHARES IS SUBJECT TO
                 THE CONDITIONS SET FORTH ON THE REVERSE SIDE

        CLASS A                                         CLASS A
     COMMON STOCK                                    COMMON STOCK
    PAR VALUE $.01                                  PAR VALUE $.01

       NUMBER                                           SHARES
    UC [        ]                                    [          ]


INCORPORATED UNDER THE LAWS                         SEE REVERSE FOR
 OF THE STATE OF DELAWARE                          CERTAIN DEFINITIONS

      DOMESTIC SHARE
       CERTIFICATE     UNIVISION COMMUNICATIONS INC.     CUSIP 914906 10 2



        THIS CERTIFIES THAT



        IS THE RECORD HOLDER OF



       FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

Univision Communications Inc., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

                            [CERTIFICATE OF STOCK]

              Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                        [UNIVISION COMMUNICATIONS INC.]
                        [        CORPORATE SEAL       ]
                        [             1992            ]
                        [           DELAWARE          ]

        Dated:

     /s/ Robert Cahill                         /s/ Illegible Signature
                SECRETARY                                       PRESIDENT

                                COUNTERSIGNED AND REGISTERED:
                                        THE BANK OF NEW YORK
                                                TRANSFER AGENT AND REGISTRAR

                                BY

                                                AUTHORIZED SIGNATURE

        The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                        TEN COM -- as tenants in common
                    TEN ENT -- as tenants by the entireties
             JT TEN -- as joint tenants with right of survivorship
                          and not as tenants in common

UNIF GIFT MIN ACT -- _________________Custodian____________________
                          (Cust)                    (Minor)
                     under Uniform Gifts to Minors
                     Act __________________________________________
                                         (State)


UNIF TRF MIN ACT -- _________________Custodian (until age________)
                        (Cust)

                    _______________________under Uniform Transfers
                             (Minor)

                    to Minors Act_________________________________
                                            (State)

     Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, __________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________

_____________________________________


____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________


                                X _________________________________________

                                X _________________________________________

                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE PAGE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By__________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,
PURSUANT TO S.E.C. RULE 17AB16.

===============================================================================

        THE SHARES REPRESENTED BY THIS CERTIFICATE ARE REDEEMABLE BY THE COMPANY UPON THE OCCURRENCE OF CERTAIN EVENTS AS SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED FROM TIME TO TIME (A COPY OF WHICH IS ON FILE WITH THE TRANSFER AGENT).

        NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE WILL BE REGISTERED ON THE BOOKS OF THE CORPORATION UNLESS AN APPLICATION FOR TRANSFER OF SHARES HAS BEEN EXECUTED BY THE ASSIGNEE. ANY ASSIGNEE WHO CANNOT EXECUTE THE APPLICATION SET FORTH BELOW SHOULD CONTACT THE TRANSFER AGENT WHO WILL PROVIDE AN ALTERNATIVE FORM OF TRANSFER APPLICATION FREE OF CHARGE.

===============================================================================

               APPLICATION FOR TRANSFER OF SHARES OF COMMON STOCK

        THE UNDERSIGNED ASSIGNEE HEREBY MAKES APPLICATION FOR THE TRANSFER TO THE NAME OF THE UNDERSIGNED OF THE SHARES OF COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE ("THE SHARES") AND HEREBY CERTIFIES TO UNIVISION COMMUNICATIONS INC. THAT:
        (1) ASSIGNEE IS A UNITED STATES CITIZEN AND IS NOT THE REPRESENTATIVE OF AN ALIEN OR A FOREIGN GOVERNMENT
        (2) IF ASSIGNEE HOLDS THE SHARES AS THE NOMINEE OF, OR SUBJECT TO THE DIRECTION OR CONTROL OF, ANY OTHER PERSON, SUCH PERSON IS A UNITED STATES CITIZEN AND IS NOT THE REPRESENTATIVE OF AN ALIEN OR A FOREIGN GOVERNMENT

__________________________         ________________________________________
DATE                               NAME OF ASSIGNEE (PLEASE PRINT)

                                   ________________________________________
                                   SIGNATURE

                                   ________________________________________
                                   TITLE (IF APPLICABLE)

                         [SPECIMEN STOCK CERTIFICATE]


              THE TRANSFERABILITY OF THESE SHARES IS SUBJECT TO
                 THE CONDITIONS SET FORTH ON THE REVERSE SIDE

        CLASS A                                         CLASS A
     COMMON STOCK                                    COMMON STOCK
    PAR VALUE $.01                                  PAR VALUE $.01

       NUMBER                                           SHARES
    FC [        ]                                    [          ]


INCORPORATED UNDER THE LAWS                         SEE REVERSE FOR
 OF THE STATE OF DELAWARE                          CERTAIN DEFINITIONS

      FOREIGN SHARE
       CERTIFICATE     UNIVISION COMMUNICATIONS INC.     CUSIP 914906 10 2



        THIS CERTIFIES THAT



        IS THE RECORD HOLDER OF



       FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

Univision Communications Inc., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

                            [CERTIFICATE OF STOCK]

              Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                        [UNIVISION COMMUNICATIONS INC.]
                        [        CORPORATE SEAL       ]
                        [             1992            ]
                        [           DELAWARE          ]

        Dated:

     /s/ Robert Cahill                         /s/ Illegible Signature
                SECRETARY                                       PRESIDENT

                                COUNTERSIGNED AND REGISTERED:
                                        THE BANK OF NEW YORK
                                                TRANSFER AGENT AND REGISTRAR

                                BY

                                                AUTHORIZED SIGNATURE

        The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                        TEN COM -- as tenants in common
                    TEN ENT -- as tenants by the entireties
             JT TEN -- as joint tenants with right of survivorship
                          and not as tenants in common

UNIF GIFT MIN ACT -- _________________Custodian____________________
                          (Cust)                    (Minor)
                     under Uniform Gifts to Minors
                     Act __________________________________________
                                         (State)


UNIF TRF MIN ACT -- _________________Custodian (until age________)
                        (Cust)

                    _______________________under Uniform Transfers
                             (Minor)

                    to Minors Act_________________________________
                                            (State)

     Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, __________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________

_____________________________________


____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________


                                X _________________________________________

                                X _________________________________________

                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE PAGE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By__________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,
PURSUANT TO S.E.C. RULE 17AB16.

===============================================================================

        THE SHARES REPRESENTED BY THIS CERTIFICATE ARE REDEEMABLE BY THE COMPANY UPON THE OCCURRENCE OF CERTAIN EVENTS AS SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED FROM TIME TO TIME (A COPY OF WHICH IS ON FILE WITH THE TRANSFER AGENT).

        NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE WILL BE REGISTERED ON THE BOOKS OF THE CORPORATION UNLESS AN APPLICATION FOR TRANSFER OF SHARES HAS BEEN EXECUTED BY THE ASSIGNEE. ANY ASSIGNEE WHO CANNOT EXECUTE THE APPLICATION SET FORTH BELOW SHOULD CONTACT THE TRANSFER AGENT WHO WILL PROVIDE AN ALTERNATIVE FORM OF TRANSFER APPLICATION FREE OF CHARGE.

===============================================================================

               APPLICATION FOR TRANSFER OF SHARES OF COMMON STOCK

        THE UNDERSIGNED ASSIGNEE HEREBY MAKES APPLICATION FOR THE TRANSFER TO THE NAME OF THE UNDERSIGNED OF THE SHARES OF COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE ("THE SHARES") AND HEREBY CERTIFIES TO UNIVISION COMMUNICATIONS INC. THAT:
        (1) ASSIGNEE IS A UNITED STATES CITIZEN AND IS NOT THE REPRESENTATIVE OF AN ALIEN OR A FOREIGN GOVERNMENT
        (2) IF ASSIGNEE HOLDS THE SHARES AS THE NOMINEE OF, OR SUBJECT TO THE DIRECTION OR CONTROL OF, ANY OTHER PERSON, SUCH PERSON IS A UNITED STATES CITIZEN AND IS NOT THE REPRESENTATIVE OF AN ALIEN OR A FOREIGN GOVERNMENT

__________________________         ________________________________________
DATE                               NAME OF ASSIGNEE (PLEASE PRINT)

                                   ________________________________________
                                   SIGNATURE

                                   ________________________________________
                                   TITLE (IF APPLICABLE)